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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 7, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                          61-0985936
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1 October 7, 2003 Press Release

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On October 7, 2003, NS Group, Inc. issued a news release concerning its financial results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1.

                  The information in this Current Report on Form 8-K, including
         Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. NS GROUP, INC.

Date: October 8, 2003                         By:  /s/ Thomas J. Depenbrock
                                                  -----------------------------
                                                  Thomas J. Depenbrock
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer



                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------

99.1                       October 7, 2003 Press Release